Acquisition And Disposal of Businesses (Tables)	12 Months Ended
Dec. 31, 2014
Summary of Major Classes of Consideration Transferred

The following summarises the major classes of consideration transferred, and the recognised amount of assets acquired and liabilities assumed at the acquisition date.

Consideration transferred	$ million
Equity instruments (28.7 million ordinary shares)	127.3
Cash	135.0

Total consideration	262.3

Schedule of Recognised Amount of Assets Acquired and Liabilities Assumed

Identified assets acquired and liabilities assumed	$ million
Property plant and equipment	348.0
Inventories	40.8
Prepayments	0.6
Finance lease liability	(4.3)
Provision for environmental rehabilitation	(55.0)
Trade and other payables	(46.7)
Leave pay accrual	(21.1)

Total identifiable net assets acquired	262.3